Exhibit 24

                             POWER OF ATTORNEY
                             -----------------


The undersigned Directors of Walter Industries, Inc., a Delaware corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. pursuant to Rule 415 under the provisions of the Securities Act of 1933, as amended, a shelf Registration Statement on Form S-1 with respect to certain Series B Senior Notes Due 2000 to be sold by certain holders thereof who received said Senior Notes pursuant to the Company's amended joint Plan of Reorganization dated as of December 9, 1994, as modified on March 1, 1995, hereby constitutes and appoints K.J. Matlock, Donald M. Kurucz and W.H. Weldon, and each of them as his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Tampa, Florida this 11th day of April, 1995.


/s/ James L. Johnson                                   /s/ Howard L. Clark, Jr.
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/s/ James B. Farley                                    /s/ James W. Walter
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/s/ Robert I. Shapiro                                  /s/ G. Robert Durham
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/s/ Michael T. Tokarz                                  /s/ Kenneth J. Matlock
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/s/ Eliot M. Fried
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                             POWER OF ATTORNEY
                             -----------------


The undersigned Principal Financial Officer of Walter Industries, Inc., a Delaware corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C. pursuant to Rule 415 under the provisions of the Securities Act of 1933, as amended, a shelf Registration Statement on Form S-1 with respect to certain Series B Senior Notes Due 2000 to be sold by certain holders thereof who received said Senior Notes pursuant to the Company's amended joint Plan of Reorganization dated as of December 9, 1994, as modified on March 1, 1995, hereby constitutes and appoints F.A. Hult, Donald M. Kurucz and W.H. Weldon, and each of them as his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Tampa, Florida this 24th day of April, 1995.


                                   /s/ Kenneth J. Matlock
                                   -----------------------------------------